UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

PULTE HOMES, INC.
(Exact name of registrant as specified in its Chapter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURES
2004 Investor Conference Presentation

Item 9. Regulation FD Disclosure

          On February 26, 2004, Pulte Homes, Inc. held an investor conference to discuss the Company’s business opportunities. Presentation materials, which were distributed at the conference and available on the Company’s website, are attached as Exhibit 99.1 hereto.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: February 26, 2004	By:	/s/ John R. Stoller
		Name:	John R. Stoller
		Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Pulte Homes, Inc., 2004 Investor Conference presentation materials.